SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Schroder Series Trust
Schroder Global Series Trust
Schroder Capital Funds (Delaware)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
SCHRODER CAPITAL FUNDS (DELAWARE)
875 Third Avenue, 22nd Fl.
New York, New York 10022

October 22, 2010

Dear Shareholder:

You are cordially invited to attend the Combined Meeting of Shareholders of Schroder Series Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware) (each, a “Trust” and together, the “Trusts”) to be held on December 3, 2010 at 9:00 a.m., Eastern time, at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022 (the “Meeting”). A formal Notice of Combined Meeting of Shareholders is enclosed.

At the Meeting, shareholders of each of the Trusts will be asked to vote for the election of Trustees of the applicable Trust. I encourage you to read the enclosed proxy statement carefully.

Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. If you are a shareholder of more than one Trust, please complete, sign, and return a proxy card for each Trust of which you are a shareholder. A postage-paid envelope is enclosed for this purpose. You may also vote by telephone or the internet, should you prefer. Please refer to instructions that appear on the enclosed proxy card(s).

We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

Sincerely yours,

Catherine Mazza
Chairman
Schroder Series Trust
Schroder Global Series Trust and
Schroder Capital Funds (Delaware)

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET SO AS TO BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
SCHRODER CAPITAL FUNDS (DELAWARE)

Notice of Combined Meeting of Shareholders

A Combined Meeting of Shareholders (the “Meeting”) of Schroder Series Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware) (each, a “Trust” and together, the “Trusts”), will be held at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022, on December 3, 2010, at 9:00 a.m., Eastern time, for the following purposes:

I.	To elect Trustees of each Trust.
II.	To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record as of the close of business on October 20, 2010 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Trustees of each Trust,
ABBY L. INGBER
Secretary and Clerk
Schroder Series Trust
Schroder Global Series Trust
Schroder Capital Funds (Delaware)

October 22, 2010

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST
875 Third Avenue, 22nd Fl.
New York, New York 10022

SCHRODER GLOBAL SERIES TRUST
875 Third Avenue, 22nd Fl.
New York, New York 10022

SCHRODER CAPITAL FUNDS (DELAWARE)
875 Third Avenue, 22nd Fl.
New York, New York 10022

Proxy Statement
October 22, 2010

The enclosed proxies are solicited on behalf of the Trustees of Schroder Series Trust, Schroder Global Series Trust, and Schroder Capital Funds (Delaware) (each, a “Trust” and together, the “Trusts”) for use at the Combined Meeting of Shareholders (the “Meeting”) of the Trusts to be held on December 3, 2010, at 9:00 a.m., Eastern time, at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Combined Meeting of Shareholders (the “Notice”). Shareholders of record of a Trust as of the close of business on October 20, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjourned session. The Notice, this proxy statement, and the enclosed form(s) of proxy are first being mailed or otherwise made available to shareholders on or about October 25, 2010.

Shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made, shares will be voted in accordance with the recommendations of the Trustees of the applicable Trust. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Secretary/Clerk of the applicable Trust (which will be effective when it is received by the Secretary/Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

As of the Record Date, there were 42,927,874.922 outstanding shares of Schroder Series Trust, 53,848,984.972 outstanding shares of Schroder Global Series Trust, and 15,141,060.626 outstanding shares of Schroder Capital Funds (Delaware). Each share is entitled to one vote, with fractional shares entitled to a proportionate fractional vote.

The series of Schroder Series Trust are Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund (formerly, Schroder International Diversified Value Fund), Schroder U.S. Small and Mid Cap

Opportunities Fund, Schroder Total Return Fixed Income Fund, and Schroder Multi-Asset Growth Portfolio. The series of Schroder Global Series Trust are Schroder North American Equity Fund, Schroder QEP Global Value Fund, and Schroder QEP Global Quality Fund. The series of Schroder Capital Funds (Delaware) are Schroder U.S. Opportunities Fund and Schroder International Alpha Fund.

Schroder Investment Management North America Inc. (“Schroders”) is the investment adviser to each of the series of each Trust (each, a “Fund” and together, the “Funds”) and serves as administrator for Schroder International Alpha Fund, Schroder U.S. Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Multi-Asset Growth Portfolio, Schroder QEP Global Value Fund, and Schroder QEP Global Quality Fund. Schroder Fund Advisors LLC (“Schroder Fund Advisors”) is the administrator of Schroder North American Equity Fund and the principal underwriter of each of the series of each Trust. The address of Schroders and of Schroder Fund Advisors is 875 Third Avenue, 22nd Floor, New York, New York 10022. SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456 serves as administrator for Schroder Total Return Fixed Income Fund and sub-administrator for each other series of the Trusts. Schroder Investment Management North America Limited, 31 Gresham Street, London EC2V 7QA serves as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder International Alpha Fund, Schroder North American Equity Fund, Schroder Multi-Asset Growth Portfolio, Schroder QEP Global Value Fund, and Schroder QEP Global Quality Fund.

Copies of the Trusts’ most recent annual report and the subsequent semi-annual report may be obtained without charge. For copies, please call the Trusts at 1-800-893-5874 or write the Trusts at P.O. Box 8507, Boston, MA 02266. Copies may also be obtained through the Schroder Mutual Funds’ website at www.schroderfunds.com.

The following table shows the proposals applicable to your Trust:

Trust	Proposal
Schroder Series Trust (all series of the Trust voting together as a single class)	I. Election of Messrs. Jay S. Calhoun and James D. Vaughn and Mses. Margaret M. Cannella and Catherine A. Mazza, as Trustees
Schroder Global Series Trust (all series of the Trust voting together as a single class)	I. Election of Messrs. Jay S. Calhoun and James D. Vaughn and Mses. Margaret M. Cannella and Catherine A. Mazza, as Trustees
Schroder Capital Funds (Delaware) (all series of the Trust voting together as a single class)	I. Election of Messrs. Jay S. Calhoun and James D. Vaughn and Mses. Margaret M. Cannella and Catherine A. Mazza, as Trustees

YOUR VOTE IS IMPORTANT

To help reach the level of shareholder participation required, and to ensure that your Trust does not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting. Simply follow the instructions on the enclosed proxy card(s) and choose the voting method that works best for you — the internet, telephone or mail. Your prompt action will ensure your voice is heard, so vote your shares now.

1. WHAT PROPOSAL AM I BEING ASKED TO CONSIDER?

•	Shareholders of all the series of Schroder Series Trust, voting together, will be asked to vote for the election of Trustees of Schroder Series Trust.
•	Shareholders of all the series of Schroder Global Series Trust, voting together, will be asked to vote for the election of Trustees of Schroder Global Series Trust.
•	Shareholders of all the series of Schroder Capital Funds (Delaware), voting together, will be asked to vote for the election of Trustees of Schroder Capital Funds (Delaware).

2. ARE ANY NEW NOMINEES BEING PRESENTED FOR ELECTION TO THE BOARDS?

•	Yes. Two new nominees, Jay S. Calhoun and Margaret M. Cannella are being presented for election to the Board of each Trust.

3. WHY ARE THE TRUSTS HOLDING A MEETING TO ELECT TRUSTEES?

•	With the recent departure of a long-time Trustee and the anticipated retirement of another long-time trustee who is approaching the Trusts’

retirement age, this election will assure that the Trusts continue to have highly-qualified, independent Trustees overseeing the Funds. The election will also assure continued compliance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), requiring that a majority of the Trustees of each Trust be elected by shareholders.

4. HOW DO THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMEND THAT I VOTE?

•	The Board of Trustees of Schroder Series Trust recommends that shareholders vote “FOR” the election of all nominees for Trustee of Schroder Series Trust.
•	The Board of Trustees of Schroder Global Series Trust recommends that shareholders vote “FOR” the election of all nominees for Trustee of Schroder Global Series Trust.
•	The Board of Trustees of Schroder Capital Funds (Delaware) recommends that shareholders vote “FOR” the election of all nominees for Trustee of Schroder Capital Funds (Delaware).

5. WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSALS?

•	Election of Trustees of each Trust requires a plurality of the votes cast at the Meeting, either in person or by proxy. For Schroder Series Trust and Schroder Global Series Trust, thirty percent of the shares of such Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees. For Schroder Capital Funds (Delaware) one-third of the shares of the Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees.

6. WHO IS ENTITLED TO VOTE AT THE MEETING?

•	Shareholders of record as of the close of business on October 20, 2010 are entitled to vote at the Meeting for the election of Trustees of the applicable Trust.
•	All eligible shareholders are urged to vote.

7. WHAT SHOULD I DO IF I AM A SHAREHOLDER OF MORE THAN ONE TRUST?

•	Shareholders of all the series of a Trust vote together as a single class for the election of Trustees. You are being sent a proxy card for each Trust of which you are a shareholder. Please vote on the proxy card for each Trust of which you are a shareholder.

8. WHEN AND WHERE WILL THE MEETING BE HELD?

•	The Meeting is scheduled for December 3, 2010 at 9:00 a.m., at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022.

9. WHAT METHOD OF VOTING MAY I USE?

Simply select the voting format that you find most convenient:

•	Telephone (automated service):

Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•	Telephone (to speak to a representative of D.F. King & Co. (“D.F. King”), the Trusts’ proxy solicitor):

Call 1-800-893-5874 (toll free).

•	Internet:

Access the web site shown on your proxy card(s) and follow the online instructions.

•	Mail:

Complete and return the enclosed proxy card(s).

•	In person:

Attend the Meeting on December 3, 2010.

Whichever method you choose, please be sure to cast your vote as soon as possible. To help reach the level of shareholder participation required, and to ensure that your Trust does not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting.

10. WHOM SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

•	If you have questions related to the proxy material or need assistance in voting your shares, please contact D.F. King, the Trusts’ proxy solicitor, toll free at 1-800-893-5874.

PROPOSAL I: ELECTION OF TRUSTEES OF THE TRUSTS.

At the Meeting, shareholders will vote on a proposal to elect four nominees to serve as Trustees of each Trust. With the recent departure of a long-time Trustee and the anticipated retirement of another long-time Trustee who is approaching the Trusts’ retirement age, this election will assure that the Trusts continue to have highly-qualified, independent Trustees overseeing the Funds. The election will also assure continued compliance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), requiring that a majority of the Trustees of each Trust be elected by shareholders.

Persons named in the accompanying proxy card intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below:

Schroder Series Trust	Schroder Global Series Trust	Schroder Capital Funds (Delaware)
Interested Trustee Catherine A. Mazza	Interested Trustee Catherine A. Mazza	Interested Trustee Catherine A. Mazza
Disinterested Trustees Jay S. Calhoun Margaret M. Cannella James D. Vaughn	Disinterested Trustees Jay S. Calhoun Margaret M. Cannella James D. Vaughn	Disinterested Trustees Jay S. Calhoun Margaret M. Cannella James D. Vaughn

The Board of Trustees of each Trust has determined to submit to shareholders each of the nominees for election as Trustee named above. Ms. Catherine A. Mazza and Mr. James D. Vaughn are current Trustees of each of the Trusts. Mr. Calhoun and Ms. Cannella are not currently Trustees of the Trusts. Mr. William D. Means is also a current Trustee of each Trust. If the candidates are elected, Mr. Means is expected to resign as Trustee effective in March 2011 as he is approaching the Trusts’ retirement age.

In accordance with each Trust’s Declaration of Trust or Trust Instrument, as applicable, each nominee, if elected, will serve until he or she retires, resigns, is removed or dies or until his or her successor is elected and qualified. Each of the persons named above has consented to be named in this proxy statement and to serve as a Trustee of each Trust if elected. The election of each of the persons named above as a Trustee of a Trust will require the affirmative vote of a plurality of the votes of that Trust’s shareholders cast at the Meeting. The Trustees have no reason to believe that any of the nominees will become unavailable to serve as a Trustee. If, however, any of the nominees become unavailable to serve before the Meeting, then the persons named in the proxy cards will vote for such other persons as the Trustees may nominate.

Trustees’ Recommendation:

The Trustees of each Trust recommend that shareholders vote FOR Proposal I.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE, AND OFFICERS

Nominees for Trustee

The following table sets forth certain information concerning the nominees for Trustee of each of the Trusts. The Nominating Committees of each Trust met on September 21, 2010 and voted to recommend Mr. Calhoun, Ms. Cannella, Ms. Mazza, and Mr. Vaughn as nominees for Trustee of each Trust. Two of the four nominees for Trustee of each Trust, Ms. Mazza and Mr. Vaughn, are current Trustees of the Trusts. Mr. Calhoun and Ms. Cannella are not currently Trustees and were recommended as potential candidates to the Nominating Committee by the executive officers of the Trusts as a group.

Name, Age, and Address of Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in Fund Complex Overseen by Trustee*	Other Directorships Outside of the Schroders Fund Complex**
Disinterested Trustees***
Jay S. Calhoun, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Nominee for Trustee	N/A	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	10	None
Margaret M. Cannella, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	Nominee for Trustee	N/A	Adjunct professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JP Morgan Securities Inc. and Managing Director, Head, US Corporate Research, JP Morgan Securities Inc.	10	CHF Finance International (for profit joint venture of the World Bank and CHF); Pierre Foods; Trustee, Princeton-in-Asia.

Name, Age, and Address of Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in Fund Complex Overseen by Trustee*	Other Directorships Outside of the Schroders Fund Complex**
James D. Vaughn, 65 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 2003	Trustee and Chairman of the Audit Committee of each Trust. Retired. Formerly, Managing Partner, Deloitte & Touche USA, LLP-Denver.	10	AMG National Trust Bank
Interested Trustee****
Catherine A. Mazza, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite Since 2003	Trustee and Chairman of each Trust. Institutional Relationship Director, Schroders; Member of the Board of Managers, Schroder Fund Advisors. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders; Director, Schroder Fund Advisors Inc.	10	None

*	Includes all the Funds of each Trust; represents all Funds that will be overseen by any elected nominee for Trustee.
**	The “Fund Complex” is considered to include the Trusts for these purposes.
***	These nominees are not “interested persons” (as defined in the 1940 Act) of the applicable Trust.
****	Ms. Mazza is an “interested person” (as defined in the 1940 Act) of each Trust. She is an “interested person” due to her status as an officer and employee of Schroders and its affiliates.

Other Current Trustee

The following table sets forth information concerning Mr. William Means, a current Trustee of the Trusts who is not a nominee for Trustee. If the candidates are elected, Mr. Means is expected to resign as Trustee effective in March 2011 in anticipation of his approaching the Trusts’ retirement age.

Name, Age, and Address of Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in Fund Complex Overseen by Trustee*	Other Directorships Outside of the Schroders Fund Complex*
Disinterested Trustees***
William L. Means, 74** 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite Since 1997 for Schroder Series Trust and Schroder Capital Funds (Delaware); Since 2003 for Schroder Global Series Trust	Trustee of each Trust. Retired.	10	None

*	The “Fund Complex” is considered to include the Trusts for these purposes.
**	This Trustee is not an “interested person” (as defined in the 1940 Act) of each Trust.

Experience, Qualifications, Attributes, and Skills of Trustees

Nominees.

Jay S. Calhoun.  Mr. Calhoun currently serves as Treasurer of Carnegie Mellon University. Mr. Calhoun has extensive experience in investment finance and financial systems, as well as significant management experience. From 2007 to 2009, Mr. Calhoun was a Managing Partner at Rysamax Partners, a company providing marketing strategy and business development support to product and service vendors supporting treasurers and CFOs. From 1997 to 2007, Mr. Calhoun was Senior Vice President and Treasurer, New York Life Insurance Company, and President and CEO of New York Life Capital Corporation. Prior to that he served as Vice President and Treasurer, New York Life (1992 – 1997) and Corporate Vice President and Deputy Treasurer, New York Life (1989 – 1992).

Margaret M. Cannella.   Ms. Cannella has significant market analysis and research experience as well as extensive management experience. Ms. Cannella is retired from JP Morgan Securities Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy (2007 – 2009), Managing Director and Head of US Equity and Equity Research (2005 – 2007), and Managing Director and Head of US Credit Research (1998 – 2004). Prior to joining JP Morgan Securities Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella is currently on the Board of Directors of Pierre Foods, a portfolio company of Oaktree Capital Partners, where she also serves as the Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and of Princeton-in-Asia; she remains a Trustee of the latter organization. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JP Morgan and the Federal Reserve Bank.

Catherine A. Mazza.  Ms. Mazza currently serves as the Institutional Relationship Director at Schroders responsible for maintaining and enhancing Schroders’ relationships with existing institutional clients. Ms. Mazza is also a member of the Board of Managers of Schroder Fund Advisors LLC. Ms. Mazza has significant prior executive experience. She joined Schroders in 1994 and has served as a Trustee of the Trusts since 2003 and Chairman of the Trusts since 2006. She previously served as the President and Chief Executive Officer of Schroder Capital Funds (Delaware) and Schroder Series Trust, a Senior Vice President of Schroders, and Director of Schroder Fund Advisors Inc. Prior to joining Schroders, she worked at Alliance Capital Management, most recently as a Vice President in mutual funds. Ms. Mazza is Series 7, 63, and 24 licensed.

James D. Vaughn.  Mr. Vaughn has significant professional experience. He is retired from Deloitte and Touche after a 32 year career where he was managing partner of the Denver Office and an audit partner in their financial services practice. He also served as a lead technical partner for accounting, auditing and SEC reporting matters and as a National Office SEC review partner. In his role as an audit partner, he was responsible for audits of a variety of financial service companies including mutual funds and investment managers. Mr. Vaughn has served as a Trustee of the Trusts since 2003. Mr. Vaughn serves as each Board of Trustee’s audit committee financial expert and he is the Chairman of each Trusts’ audit committee. He is active in the Independent Directors Council of the Investment Company Institute. The Independent Directors Council serves the mutual fund independent director community and provides a venue to advance the education, communication and policy positions of independent directors. He also serves as a director and chairman of the audit committee of AMG National Trust Bank, a firm that provides Banking, Trust, Wealth Management, and Investment Management Services. Mr. Vaughn lives in Golden, Colorado.

Other Trustees.

William L. Means.  Mr. Means served as the Chief Investment Officer for the Alaska Permanent Fund Corporation, and he brings to the Boards of Trustees significant executive experience, as well as expertise in fixed income securities. Since 1997 (or, in the case of Schroder Global Series Trust, since its inception in 2003), he has served as a Trustee of each Trust. Mr. Means is not a nominee for Trustee.

Other Trustee Information

The Board of Trustees of Schroder Series Trust held 12 meetings during the fiscal year ended October 31, 2009 and the Boards of Trustees of Schroder Global Series Trust and Schroder Capital Funds (Delaware) held four meetings during the fiscal year ended October 31, 2009. Each current Trustee of each Trust attended at least seventy-five percent of the aggregate number of meetings of the Boards of Trustees, and each current Trustee of each Trust attended at least seventy-five percent of the aggregate number of meetings of any Committee of which he or she was a member. Trustees may but are not required to attend shareholder meetings. Additional information regarding the Audit Committees and Nominating Committees of the Trusts is provided below under “Committees of the Boards of Trustees.”

Officers of the Trusts

The following table sets forth certain information concerning the Trusts’ officers. The officers of the Trusts are employees of the Trusts’ adviser and certain of its affiliates.

Name, Age, and Address of Officer	Position(s) Held with each Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Catherine A. Mazza, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite Since 2003	Trustee and Chairman of each Trust; Institutional Relationship Director,
Schroders; Member of the Board of Managers, Schroder Fund Advisors. Formerly, President and Chief
Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders; Director, Schroder Fund Advisors Inc.
Mark A. Hemenetz, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since May 2004	Chief Operating Officer — Americas, Schroders; Chairman and Member of the Board of Managers, Schroder Fund Advisors; President and
Principal Executive Officer of each Trust. Formerly, Executive Vice
President and Director of Investment Management, Bank of New York; Chairman and Director, Schroder Fund Advisors, Inc.
Alan M. Mandel, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Chief Financial Officer	Indefinite Since 1998 for Schroder Series Trust and Schroder Capital Funds (Delaware); Since 2003 for Schroder Global Series Trust	Head of Fund Administration, Schroders; Member of the Board of Managers, Schroder Fund Advisors; Treasurer and Chief Financial Officer of each Trust. Formerly, Director, Schroder Fund Advisors Inc.

Name, Age, and Address of Officer	Position(s) Held with each Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carin F. Muhlbaum, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 1998 for Schroder Series Trust and Schroder Capital Funds (Delaware); Since 2003 for Schroder Global Series Trust	General Counsel and Chief
Administrative Officer, Schroders; Member of the Board of Managers, Secretary and General Counsel, Schroder Fund Advisors; Vice
President of each Trust. Formerly, Secretary/Clerk of each Trust; Senior Vice President, Director, Secretary and General Counsel, Schroder Fund Advisors Inc.
William Sauer, 46 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, Schroders; Vice President of each Trust. Formerly, Vice President, The Bank of New York.
Stephen M. DeTore, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, Schroders; Chief Compliance Officer of each Trust; Member of the Board of
Managers, Schroder Fund Advisors. Formerly, Deputy General Counsel, Gabelli Asset Management, Inc.; Associate General Counsel, Gabelli Asset Management, Inc.; Assistant Director, Office of Examination
Support, U.S. Securities and Exchange Commission; Director, Schroder Fund Advisors Inc.
Abby L. Ingber, 47 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, Schroders; Chief Legal Officer, Secretary/Clerk of each Trust. Formerly, Senior Counsel, TIAA-CREF.
Angel Lanier, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, Schroders; Assistant Secretary of each Trust; Assistant Secretary, Schroder Fund Advisors. Formerly, Associate, Schroders; Assistant Secretary, Schroder Fund Advisors Inc.

Transactions with and Remuneration of Officers and Trustees

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $25,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors, and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional

$1,000 for each Audit Committee meeting attended in person or by telephone. The chairman of the Audit Committees receives an annual retainer of $5,000 per year. One-half of the aggregate amount of all fees paid to the Trustees is allocated equally among the three Trusts; the remainder is allocated among the Trusts based upon their respective amount of assets. If a meeting relates only to a single Fund or group of Funds, payment of fees for that meeting is allocated only among those Funds to which the meeting relates.

The following table sets forth information regarding compensation received by Trustees who are not “interested persons” (as defined in the 1940 Act) of the applicable Trust (the “Disinterested Trustees”) from each Trust and from the “Fund Complex” (considered to include the Trusts) for the fiscal year ended October 31, 2009. Employees of Schroders or its affiliates, including employees who serve as officers of the Trust and the Interested Trustee, receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates:

Name of Trustee	Aggregate Compensation from Schroder Series Trust	Aggregate Compensation from Schroder Global Series Trust	Aggregate Compensation from Schroder Capital Funds (Delaware)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee*
Peter S. Knight**	$20,087	$15,995	$8,418	None	None	$44,550
William L. Means	$21,132	$16,637	$8,731	None	None	$46,500
James D. Vaughn	$22,808	$18,142	$9,550	None	None	$50,500

*	The Total Compensation in this column shown for each Trustee includes compensation for services as Trustee of the Trusts and, for Mr. Vaughn, as Chair of the Audit Committee of the Trusts. The Trusts are considered part of the same “Fund Complex” for these purposes. As of October 31, 2009, there were 10 Funds in the Fund Complex.
**	Mr. Knight resigned from the Boards of Trustees effective December 31, 2009.

Certain Affiliations

The following table lists the positions held by the Trusts’ officers and the Interested Trustee with affiliated persons or principal underwriters of the Trusts:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trust
Catherine A. Mazza	Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of the Board of Managers, Schroder Fund Advisors.
Mark A. Hemenetz	President and Principal Executive Officer of each Trust; Chief Operating Officer — Americas, Schroders; Member of the Board of Managers and Chairman, Schroder Fund Advisors.
Alan M. Mandel	Head of Fund Administration, Schroders; Member of the Board of Managers, Schroder Fund Advisors; Treasurer and Principal Financial and Accounting Officer of each Trust.

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trust
Carin F. Muhlbaum	General Counsel and Chief Administrative Officer, Schroders; Member of the Board of Managers, Secretary and General Counsel, Schroder Fund Advisors; Vice President of each Trust.
William Sauer	Head of Investor Services, Schroders; Vice President of each Trust.
Stephen M. DeTore	Chief Compliance Officer, Schroders; Member of the Board of Managers, Schroder Fund Advisors; Chief Compliance Officer of each Trust.
Abby L. Ingber	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust.
Angel Lanier	Legal Assistant, Schroders; Assistant Secretary, Schroder Fund Advisors; Assistant Clerk/Secretary of each Trust.

THE BOARDS OF TRUSTEES

The Boards of Trustees

The Board of Trustees of each Trust is currently comprised of three Trustees, two of whom are Disinterested Trustees. Ms. Mazza, an interested Trustee, serves as Chairman of the Board of Trustees of each Trust. The Trustees of the Trusts have not designated a lead Disinterested Trustee. A Trustee may be elected either by the Trustees of the applicable Trust or by the shareholders of the applicable Trust. The number of Trustees of each Trust is fixed from time to time by the Trustees but may not be less than three or, for Schroder Capital Funds (Delaware), more than 12. Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding shares of the applicable Trust.

The Board of Trustees of each Trust has adopted a committee structure, which allows it to perform more effectively its oversight function for the Funds. Each Board of Trustees currently has two committees: the Audit Committee and the Nominating Committee. Each of those committees is currently composed of all of the Disinterested Trustees of the applicable Trust (currently, Messrs. Means and Vaughn), allowing all the disinterested Trustees to participate in the full range of each Board of Trustees’ oversight duties. The committees report regularly to the Boards of Trustees. See “Committees of the Boards of Trustees” below for more information.

In connection with its oversight of each Trust, each Board of Trustees also oversees each Trust’s management and risk management processes. With respect to management, executive officers of the Trusts, including the President and Principal

Executive Officer, Treasurer and Chief Financial Officer, Chief Legal Officer, and Chief Compliance Officer, are elected by the Boards of Trustees in accordance with the applicable Trust’s by-laws, provided that the Chief Compliance Officer must be approved by a majority of the disinterested Trustees. Each of the President, the Treasurer, and the Clerk shall hold office until he or she dies, resigns, is removed or becomes disqualified, and each other officer of each Trust shall hold office at the pleasure of the Trustees of the applicable Trust. A Trust’s Board of Trustees may remove any officer of that Trust at any time, with or without cause, provided that a majority of the disinterested Trustees must approve the removal of the Chief Compliance Officer. In connection with performing its oversight function with respect to risk management, the Boards of Trustees receive regular reports from Schroders and from executive officers of the Trusts, including but not limited to the President and Principal Executive Officer, Chief Compliance Officer, Treasurer and Chief Financial Officer, and Chief Legal Officer, on a variety of matters. These reports include specific information on risk oversight by Schroders, activities of Schroders’s risk committee, activities of the valuation committee, results of operational and compliance testing on the Funds, the performance of the Funds and their use of certain instruments, including restricted and illiquid securities, derivatives, and borrowings. Each Trust has determined that its leadership and committee structure is appropriate for the Funds and the applicable Trust in light of the size of the Trust and the Schroders fund complex, and reviews the effectiveness of its committee structure at least annually.

Committees of the Boards of Trustees

Audit Committee.  Each Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which is responsible for overseeing financial and accounting matters. Each Audit Committee is composed of all of the Disinterested Trustees of the applicable Trust (currently, Messrs. Vaughn and Means). The Audit Committees provide oversight with respect to the internal and external accounting and auditing procedures of the Trusts and, among other things, consider the selection of an independent registered public accounting firm for each Trust (“independent accountants”), determine the scope of the audits, approve all audit and permitted non-audit services proposed to be performed by those independent accountants on behalf of the Trusts, and consider other services provided by those independent accountants to the Trusts, Schroders and its affiliates, and the possible effect of those services on the independence of those independent accountants. Each Audit Committee met three times during the fiscal year ended October 31, 2009.

Nominating Committee.  Each Board of Trustees has a Nominating Committee, which is responsible for recommending individuals to the Board of each Trust for nomination as members of such Board. All of the Disinterested Trustees (currently, Messrs. Vaughn and Means) serve on the applicable Trust’s Nominating Committee. Each Nominating Committee identifies individuals qualified to serve as Trustees, recommends individuals to be appointed to the applicable Trust’s Board or to be proposed as nominees for election by shareholders, and sets standards or qualifications for service on the Boards of Trustees. The Nominating Committees consider a wide variety of factors in evaluating Trustee candidates, including but not limited to, the individual’s availability and commitment to attend meetings and perform his or her responsibilities, relevant industry and related experience, educational background, financial experience, an assessment of his or her ability, judgment and expertise, and the overall diversity of the Board’s composition. Each Nominating Committee will consider nominees properly submitted by shareholders on the same basis as it considers candidates recommended by other sources. Nominee recommendations may be submitted to the Secretary/Clerk of each Trust at the Trusts’ principal business address. Shareholder recommendations must be delivered or mailed to and received by a Trust not less than 45 days nor more than 75 days prior to the Board meeting at which the nominee would be elected. The Nominating Committee met once during the fiscal year ended October 31, 2009. Additional information regarding Nominating Committee procedures is available in the Nominating Committee’s Charter attached as Exhibit A.

Shareholder Communications

Shareholders may send communications to the Boards of Trustees. Shareholders should send communications intended for the Trustees by addressing the communication directly to the Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Trustees (or individual Trustees) and by sending the communication to such Trustees at the address specified for each Trustee above. The President of the applicable Trust shall either provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or forward the communication to the Trustees promptly after receipt or may, in good faith, determine that the shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in any constituent series of the Trust or is otherwise immaterial in nature. Other shareholder communications received by the Trusts not directly addressed and sent to the Trustees will be reviewed and generally responded to by management, and will be forwarded to the Trustees only at management’s discretion based on the matters contained therein.

TRUSTEE SECURITIES OWNERSHIP

For each Trustee and nominee for Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee or nominee for Trustee in each Fund, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of September 1, 2010:

		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Name of Trustee	Fund	Ranges: None $1 – $10,000 $10,001 – $50,000 $50,001 – $100,000 Over $100,000	Ranges: None $1 – $10,000 $10,001 – $50,000 $50,001 – $100,000 Over $100,000
Disinterested Trustees
Jay S. Calhoun			None
	Schroder Emerging Market Equity Fund	None
	Schroder International Multi-Cap Value Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Multi-Asset Growth Portfolio	None
	Schroder U.S. Opportunities Fund	None
	Schroder International Alpha Fund	None
	Schroder North American Equity Fund	None
	Schroder QEP Global Value Fund	None
	Schroder QEP Global Quality Fund	None
Margaret M. Cannella			None
	Schroder Emerging Market Equity Fund	None
	Schroder International Multi-Cap Value Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Multi-Asset Growth Portfolio	None
	Schroder U.S. Opportunities Fund	None
	Schroder International Alpha Fund	None
	Schroder North American Equity Fund	None
	Schroder QEP Global Value Fund	None
	Schroder QEP Global Quality Fund	None
William L. Means			$1 – $10,000
	Schroder Emerging Market Equity Fund	None
	Schroder International Multi-Cap Value Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Multi-Asset Growth Portfolio	None
	Schroder U.S. Opportunities Fund	$1 – $10,000
	Schroder International Alpha Fund	None
	Schroder North American Equity Fund	None
	Schroder QEP Global Value Fund	None
	Schroder QEP Global Quality Fund	None

		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Name of Trustee	Fund	Ranges: None $1 – $10,000 $10,001 – $50,000 $50,001 – $100,000 Over $100,000	Ranges: None $1 – $10,000 $10,001 – $50,000 $50,001 – $100,000 Over $100,000
James D. Vaughn			$10,001 – $50,000
	Schroder Emerging Market Equity Fund	None
	Schroder International Multi-Cap Value Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Multi-Asset Growth Portfolio	None
	Schroder U.S. Opportunities Fund	$10,001 – $50,000
	Schroder International Alpha Fund	None
	Schroder North American Equity Fund	None
	Schroder QEP Global Value Fund	None
	Schroder QEP Global Quality Fund	None
Interested Trustee
Catherine A. Mazza			Over $100,000
	Schroder Emerging Market Equity Fund	Over $100,000
	Schroder International Multi-Cap Value Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	Over $100,000
	Schroder Multi-Asset Growth Portfolio	None
	Schroder U.S. Opportunities Fund	Over $100,000
	Schroder International Alpha Fund	None
	Schroder North American Equity Fund	None
	Schroder QEP Global Value Fund	None
	Schroder QEP Global Quality Fund	None

*	For these purposes, the Trusts are considered part of the same “Family of Investment Companies”.

For Disinterested Trustees and nominees for Disinterested Trustee and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of September 1, 2010:

Name of Trustee or Nominee for Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Jay S. Calhoun	N/A	N/A	N/A	N/A	N/A
Margaret M. Cannella	N/A	N/A	N/A	N/A	N/A
William L. Means	N/A	N/A	N/A	N/A	N/A
James D. Vaughn	N/A	N/A	N/A	N/A	N/A

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Trustees of each Trust have selected PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, as the independent registered public accounting firm for each Fund’s current fiscal year. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PricewaterhouseCoopers LLP shall have the opportunity to make a statement at the Meeting if they desire to do so.

The following table shows amounts PricewaterhouseCoopers LLP billed each Trust for services rendered to each Trust for the last two fiscal years and fees and services for non-audit services with Schroders and any entity controlling, controlled by, or under common control with Schroders that provides ongoing services to the Trusts (“Service Affiliates”) that relate directly to the Funds’ operations and financial reporting:

	October 31, 2009					October 31, 2008
	All Fees and Services to the Trust that were Pre-Approved		Fees and Services to Service Affiliates Required to be Pre-Approved	All Other Fees and Services to Service Affiliates That Did Not Require Pre-Approval		All Fees and Services to the Trust that were Pre-Approved		Fees and Services to Service Affiliates Required to be Pre-Approved	All Other Fees and Services to Service Affiliates That Did Not Require Pre-Approval
Schroder Series Trust
Audit Fees	$206,435		N/A	$31,000		$202,900		N/A	$31,000
Audit-Related Fees	$0		$0	$0		$0		$0	$0
Tax Fees	$24,050	(1)	$0	$209,633	(2)	$24,050	(1)	$0	$148,000	(2)
All Other Fees	$0		$0	$0		$0		$0	$0
Schroder Global Series Trust
Audit Fees	$28,061		N/A	$31,000		$27,580		N/A	$31,000
Audit-Related Fees(1)	$0		$0	$0		$0		$0	$0
Tax Fees(2)	$3,550	(1)	$0	$209,633	(2)	$3,550	(1)	$0	$148,000	(2)
All Other Fees(3)	$0		$0	$0		$0		$0	$0
Schroder Capital Funds (Delaware)
Audit Fees	$57,404		N/A	$31,000		$56,420		N/A	$31,000
Audit-Related Fees(1)	$0		$0	$0		$0		$0	$0
Tax Fees(2)	$7,885	(1)	$0	$209,633	(2)	$7,885	(1)	$0	$148,000	(2)
All Other Fees(3)	$0		$0	$0		$0		$0	$0

(1)	Tax return preparation fees.
(2)	Tax compliance services provided to service affiliates of the Funds.

The Audit Committee of each Trust pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to such Trust and (ii) all non-audit services rendered by the independent accountants to such Trust’s adviser and to certain affiliates of the adviser. None of the audit-related fees, tax fees, or other fees shown in the tables above with respect to the Trusts were provided pursuant to the waiver of pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The following table presents the amount PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last two fiscal years to each Trust and Service Affiliate:

	Non-Audit Fees
	October 31, 2009	October 31, 2008
Schroder Series Trust	$233,683	$172,050
Schroder Global Series Trust	$213,183	$151,000
Schroder Capital Funds (Delaware)	$217,518	$155,885

ADDITIONAL ADVISER INFORMATION

Principal Shareholders of the Adviser

Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroders Administration Limited, which is a wholly owned subsidiary of Schroder Holdings plc, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders’ and Schroder U.S. Holdings Inc.’s address is 875 Third Avenue, New York, New York 10022. Schroder International Holdings Limited’s and Schroders Administration Limited’s address is 131 Front Street, Hamilton HM 12, Bermuda. Schroder Holdings plc’s and Schroders plc’s address is 31 Gresham Street, London, UK.

Officers and Directors of the Adviser

The following people serve as principal executive officers and directors of Schroders:

Name	Position	Address	Principal Occupation
Jamie Dorrien-Smith	Chairman and Chief Executive Officer and Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Executive Officer, Americas
Mark A. Hemenetz	Chief Operating Officer and Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Operating Officer, Americas
Hugo Macey	Financial Controller and Director	31 Gresham Street, London	International Financial Controller
Virginie Maisonneuve	Director	31 Gresham Street, London	Head of Global and International Equities
Alan Brown	Director	31 Gresham Street, London	Group Chief Investment Officer

Name	Position	Address	Principal Occupation
Stephen M. DeTore	Director	875 Third Avenue, 22nd Floor, New York, New York 10022	Chief Compliance Officer, Americas
Patricia Woolridge	Secretary	131 Front Street Hamilton HM 12, Bermuda	Company Secretary, Bermuda
Carin Muhlbaum	Assistant Secretary	875 Third Avenue, 22nd Floor, New York, New York 10022	General Counsel and Chief Administrative Officer, Americas
Pamela Bardill	Assistant Secretary	131 Front Street Hamilton HM 12, Bermuda	Company Secretary, Bermuda

MISCELLANEOUS

Share Ownership Information

To the knowledge of each Trust, as of September 1, 2010, the Trustees of each Trust and the officers of each Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund.

To the knowledge of the applicable Trust, as of September 10, 2010, no person owned of record or beneficially more than 5% of the outstanding shares of any class of each Fund, except as set forth below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCHRODER INTERNATIONAL ALPHA FUND — INVESTOR SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	1,098,498.3950	40.40%
SCHRODER INTERNATIONAL ALPHA FUND — INVESTOR SHARES	MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1,003,211.9130	36.89%
SCHRODER INTERNATIONAL ALPHA FUND — INVESTOR SHARES	CEBANTCO — CASH 300 WEST VINE STREET — 5TH FLOOR LEXINGTON KY 40507-1621	202,908.8600	7.46%
SCHRODER INTERNATIONAL ALPHA FUND — INVESTOR SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH STREET — 3RD FLOOR NEW YORK, NY 10001-2402	148,419.1370	5.46%
SCHRODER INTERNATIONAL ALPHA FUND — ADVISOR SHARES	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FLOOR 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	2,184,665.1660	60.93%
SCHRODER INTERNATIONAL ALPHA FUND — ADVISOR SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	956,792.2770	26.68%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCHRODER U.S. OPPORTUNITIES FUND — INVESTOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUST AC FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,917,352.2030	48.59%
SCHRODER U.S. OPPORTUNITIES FUND — INVESTOR SHARES	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FLOOR 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	1,985,612.5250	24.63%
SCHRODER U.S. OPPORTUNITIES FUND — INVESTOR SHARES	VANGUARD FIDUCIARY TRUST COMPANY K14 ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE, PA 19482-2600	528,228.8840	6.55%
SCHRODER U.S. OPPORTUNITIES FUND — ADVISOR SHARES	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FLOOR 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	81,358.3300	59.58%
SCHRODER U.S. OPPORTUNITIES FUND — ADVISOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	20,035.9110	14.67%
SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND — INVESTOR SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	1,130,283.9970	91.61%
SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND — INVESTOR SHARES	JPMORGAN CHASE BANK NA FBO SCHRODERS MULTI ASSET GROWTH PORT 4 NEW YORK PLAZA 15TH FL NEW YORK NY 10004-2413	69,808.1900	5.66%
SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND — ADVISOR SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	131,776.8240	59.26%
SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND — ADVISOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	58,706.9990	26.40%
SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND — ADVISOR SHARES	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FLOOR 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	11,744.0920	5.28%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCHRODER TOTAL RETURN FIXED INCOME FUND — ADVISOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUST AC FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	115,759.4560	26.50%
SCHRODER TOTAL RETURN FIXED INCOME FUND — ADVISOR SHARES	BROWN BROTHERS HARRIMAN & CO CUSTODIAN FOR 6659718 REINVEST ATTN INVEST FDS GLOBAL DIS CTR 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	41,567.3360	9.52%
SCHRODER TOTAL RETURN FIXED INCOME FUND — ADVISOR SHARES	BROWN BROTHERS HARRIMAN & CO CUST FBO 4948733 CASH ATTN INVEST FDS GLOBAL DISTRIB CTR 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	33,938.9990	7.77%
SCHRODER TOTAL RETURN FIXED INCOME FUND — INVESTOR SHARES	ANDREW L STERN TTEE SERVICE EMPLOYEES INT’L UNION PENSION PLAN MASTER TRUST 11 DUPONT CIRCLE, NW SUITE 900 WASHINGTON, DC 20036-1202	6,190,000.1690	48.16%
SCHRODER TOTAL RETURN FIXED INCOME FUND — INVESTOR SHARES	GSA-ILA PENSION FUND DTD 8-30-57 PO BOX 1280 SAVANNAH GA 31402-1280	979,648.2520	7.62%
SCHRODER TOTAL RETURN FIXED INCOME FUND — INVESTOR SHARES	SAXON AND CO FBO: 20750104486125 PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	875,783.0270	6.81%
SCHRODER TOTAL RETURN FIXED INCOME FUND — INVESTOR SHARES	WELLS FARGO BANK NA FBO OMAHA CONSTR 12601237 P.O. BOX 1533 MINNEAPOLIS, MN 55480-1533	865,048.7580	6.73%
SCHRODER TOTAL RETURN FIXED INCOME FUND — INVESTOR SHARES	DINGLE & CO P.O. BOX 75000 M/C #3446 DETROIT, MI 48201	788,268.2850	6.13%
SCHRODER TOTAL RETURN FIXED INCOME FUND — INVESTOR SHARES	IBEW LOCAL UNION 716 PENSION TRUST U/A 4/22/1965 1445 NORTH LOOP W STE 400 HOUSTON TX 77008-4603	652,993.2340	5.08%
SCHRODER NORTH AMERICAN EQUITY FUND — INVESTOR SHARES	NORTHERN TRUST COMPANY AS CUST FBO EASY RIDING PENSION FUND A/C 1761464 P.O. BOX 92956 CHICAGO, IL 60675-0001	23,169,424.6250	42.92%
SCHRODER NORTH AMERICAN EQUITY FUND — INVESTOR SHARES	STATE STREET NOMINEES LTD FBO A/C 2CM5 525 FERRY ROAD EDINBURGH EH5 2AW	17,053,287.3690	31.59%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCHRODER NORTH AMERICAN EQUITY FUND — INVESTOR SHARES	CHASE NOMINEES LTD A/C 45786 P.O. BOX 18171 125 LONDON WALL LONDON EC2Y 5AJ UNITED KINGDOM	6,172,428.7430	11.43%
SCHRODER NORTH AMERICAN EQUITY FUND — ADVISOR SHARES	SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC ATTN ALAN MANDEL 875 3RD AVE FL 22 NEW YORK, NY 10022-7253	10,988.7750	60.19%
SCHRODER NORTH AMERICAN EQUITY FUND — ADVISOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,999.8430	16.43%
SCHRODER NORTH AMERICAN EQUITY FUND — ADVISOR SHARES	NATIONAL FINANCIAL SVCS. CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FL 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	2,164.5130	11.86%
SCHRODER NORTH AMERICAN EQUITY FUND — ADVISOR SHARES	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS P.O. BOX 2226 OMAHA, NE 68103-2226	2,102.8790	11.52%
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — INVESTOR SHARES	NATIONAL FINANCIAL SVCS. CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FL 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	3,181,037.0290	37.32%
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — INVESTOR SHARES	C/O ID 866 SUNTRUST SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	2,680,734.0590	31.45%
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — INVESTOR SHARES	C/O SUNTRUST BANK ID 866 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	886,374.3730	10.40%
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — INVESTOR SHARES	STRAFE & CO FBO BOJ SCHRODER Q05755006 P.O. BOX 160 WESTERVILLE, OH 43086-0160	592,118.2550	6.95%
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — ADVISOR SHARES	NATIONAL FINANCIAL SVCS. CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FL 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	156,606.1360	19.29%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — ADVISOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	145,337.1030	17.90%
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND — ADVISOR SHARES	TD AMERITRADE TRUST COMPANY ACCOUNT # 00TLB TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO 80217-0748	64,252.9830	7.91%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — INVESTOR SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	54,163.7850	40.35%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — INVESTOR SHARES	VANGUARD FIDUCIARY TRUST COMPANY K14 ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	46,113.3350	34.36%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — INVESTOR SHARES	MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	33,274.2760	24.79%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — A SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	286,099.0340	99.05%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — R SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	53,589.3490	100%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — ADVISOR SHARES	SCHRODERS (BERMUDA) LIMITED P.O. BOX HM 1368 HAMILTON HM FX BERMUDA	378,859.3440	83.69%
SCHRODER MULTI-ASSET GROWTH PORTFOLIO — ADVISOR SHARES	BROWN BROTHERS HARRIMAN & CO CUST FBO 4948733 CASH ATTN INVEST FDS GLOBAL DISTRIB CTR 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	62,421.9730	13.79%
SCHRODER EMERGING MARKET EQUITY FUND — INVESTOR SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH STREET — 3RD FLOOR NEW YORK, NY 10001-2402	2,432,264.5160	24.64%
SCHRODER EMERGING MARKET EQUITY FUND — INVESTOR SHARES	NATIONAL FINANCIAL SVCS. CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT. 5TH FL 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	1,317,909.7530	13.35%
SCHRODER EMERGING MARKET EQUITY FUND — INVESTOR SHARES	SAXON AND CO FBO 21-46-001-3845718 PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	1,270,110.0760	12.87%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
SCHRODER EMERGING MARKET EQUITY FUND — INVESTOR SHARES	CEBANTCO — CASH 300 WEST VINE STREET — 5TH FLOOR LEXINGTON KY 40507-1621	1,127,831.3030	11.42%
SCHRODER EMERGING MARKET EQUITY FUND — INVESTOR SHARES	MAC & CO A/C TFGF8050012 ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	990,503.0220	10.03%
SCHRODER EMERGING MARKET EQUITY FUND — INVESTOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	581,219.4000	5.89%
SCHRODER EMERGING MARKET EQUITY FUND — ADVISOR SHARES	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	4,952,787.5090	75.43%
SCHRODER EMERGING MARKET EQUITY FUND — ADVISOR SHARES	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH STREET — 3RD FLOOR NEW YORK, NY 10001-2402	697,382.8100	10.62%
SCHRODER EMERGING MARKET EQUITY FUND — ADVISOR SHARES	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK NY 10281-1003	426,221.0120	6.49%
SCHRODER QEP GLOBAL VALUE FUND — INSTITUTIONAL SHARES	SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC ATTN ALAN MANDEL 875 3RD AVE FL 22 NEW YORK, NY 10022-7253	1	100%
SCHRODER QEP GLOBAL QUALITY FUND — INSTITUTIONAL SHARES	SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC ATTN ALAN MANDEL 875 3RD AVE FL 22 NEW YORK, NY 10022-7253	1	100%

Required Vote

Approval of Proposal I with respect to a Trust requires the affirmative vote of shareholders owning of record a plurality of such Trust’s shares voting at a meeting of shareholders.

Quorum

For Schroder Series Trust and Schroder Global Series Trust, thirty percent of the shares of each Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees. For Schroder Capital Funds (Delaware) one-third of the shares of the Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for purposes of voting for the election of Trustees.

Other Business

The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card(s).

Solicitation of Proxies

In addition to the solicitation of proxies by mail, the Trustees of the Trusts and employees of Schroders or its affiliates may solicit proxies in person, by telephone or over the internet. The Trusts have retained the proxy communications and solicitation advisory firm of D.F. King, 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. To make voting faster and more convenient for you, the Trusts are offering the option of voting on the internet or by telephone instead of completing and mailing the enclosed applicable proxy card(s). Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

Ways To Vote:

•	To vote on the internet
1.	Read this proxy statement.
2.	Go to website specified on your proxy card.
3.	Enter the control number on your proxy card.
4.	Follow the instructions on the site.
•	To vote by touch-tone telephone
1.	Read this proxy statement.
2.	Call the toll-free number specified on your proxy card.
3.	Enter the control number on your proxy card.
4.	Follow the recorded instructions.
•	To vote by mail
1.	Read this proxy statement.
2.	Check the appropriate boxes on the proxy card.
3.	Sign your name exactly as it appears on the proxy card.
4.	Return the proxy card in the envelope provided.

In addition to voting by the internet, touch-tone telephone or mail, you may give your voting instructions over the telephone by calling 1-800-893-5874. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, a portion of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received this proxy statement in the mail. If the information you provide matches the information provided to D.F. King by Schroders, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendations included in this proxy statement. D.F. King will record your instructions and send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of D.F. King if Schroders has not yet received your vote. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trusts believe that those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions. You may also choose to attend the Meeting and vote your proxies in person.

However you choose to vote, it is important that you vote to save the expense of additional solicitations. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies will be borne by the Funds. The anticipated cost associated with the solicitation of proxies by D.F. King for the Proposals and related costs is approximately $9,200.

Adjournment

In the event that sufficient votes in favor of the Proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposals as they deem advisable. Thirty percent of the shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting for Schroder Series Trust and Schroder Global Series Trust and one-third of the shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting for Schroder Capital Funds (Delaware)); any lesser number shall be sufficient for adjournments. The persons named as proxies will vote in favor of such adjournment all shares which those persons are entitled to vote in favor of any nominee. They will vote against any such adjournment all shares they are not entitled to vote in favor of any nominee.

Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the applicable Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the election of Trustees or votes on adjournment.

Date for Receipt of Shareholders’ Proposals for Meetings of Shareholders

The Trusts’ Declarations of Trust or Trust Instrument, as applicable, do not provide for annual meetings of shareholders, and each Trust does not currently intend to hold such a meeting in 2010. Shareholder proposals for inclusion in the Trusts’ proxy statement for any meeting must be received by the applicable Trust a reasonable period of time prior to when the applicable Trust begins to print and send its proxy materials. The Trusts’ procedures provide that shareholder recommendations must be delivered or mailed to and received by a Trust not less than 45 days nor more than 75 days prior to the Board meeting at which the nominee would be elected.

October 22, 2010

Exhibit A

Schroder Capital Funds (Delaware),
Schroder Series Trust and Schroder Global Series Trust Nominating Committee Charter

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Nominating Committee Charter

(Adopted as of May 11, 2004)

The Board of Trustees (each, a “Board”) of each of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust (each, a “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become a Trustee in the event that a position is vacated or created, and to recommend Trustee appointments to the Board, (ii) to select, or to recommend that the Board select, the Trustee nominees for election at a meeting of shareholders, and (iii) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The Committee must consist entirely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.

Qualifications for Trustee Nominees

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board,

(ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser or any subadviser, (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 11, 2004)

A shareholder of any series of a Trust must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary/Clerk, at the address of the principal executive offices of the Trust.
2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board meeting at which the nominee would be elected.
3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

PROXY TABULATOR	Please vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL
1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement
2. Call toll-free at 1-800-893-5874 and follow the recorded instructions 3. If you vote via the telephone, you do not need to mail this proxy card	2. Log on to www.kingproxy.com/schroder and follow the on-screen instructions 3. If you vote via the Internet, you do not need to mail this proxy card	2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

COMBINED MEETING OF SHAREHOLDERS ON
DECEMBER 3, 2010
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHRODER SERIES TRUST

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, jointly and severally, as proxies (“Proxies”), with full power to appoint [his/her] substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Schroder Series Trust (the “Trust”) held of record by the undersigned on October 20, 2010 at the Combined Meeting (the “Meeting”) of Shareholders of the Trust to be held on December 3, 2010, at 9:00 a.m., Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated October 22, 2010.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

SERIES-PXC-1.03

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■		FOR all nominees listed	WITHHOLD
		(except as noted on the	authority to vote for all
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		line at left)	nominees
1.	Nominees:	☐	☐
(01) Jay S. Calhoun,
(02) Margaret M. Cannella,
(03) Catherine A. Mazza, and
(04) James D. Vaughn.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD
SCHRODER-PXC-1.03

PROXY TABULATOR	Please vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL
1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement
2. Call toll-free at 1-800-893-5874 and follow the recorded instructions 3. If you vote via the telephone, you do not need to mail this proxy card	2. Log on to www.kingproxy.com/schroder and follow the on-screen instructions 3. If you vote via the Internet, you do not need to mail this proxy card	2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

COMBINED MEETING OF SHAREHOLDERS ON
DECEMBER 3, 2010
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHRODER GLOBAL SERIES TRUST

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, jointly and severally, as proxies (“Proxies”), with full power to appoint [his/her] substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Schroder Global Series Trust (the “Trust”) held of record by the undersigned on October 20, 2010 at the Combined Meeting (the “Meeting”) of Shareholders of the Trust to be held on December 3, 2010, at 9:00 a.m., Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated October 22, 2010.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

GLOBAL-PXC-1.03

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■		FOR all nominees listed	WITHHOLD
		(except as noted on the	authority to vote for all
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		line at left)	nominees
1.	Nominees:	☐	☐
(01) Jay S. Calhoun,
(02) Margaret M. Cannella,
(03) Catherine A. Mazza, and
(04) James D. Vaughn.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD
SCHRODER-PXC-1.03

PROXY TABULATOR	Please vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL
1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement and have this card at hand	1. Read the Proxy Statement
2. Call toll-free at 1-800-893-5874 and follow the recorded instructions 3. If you vote via the telephone, you do not need to mail this proxy card	2. Log on to www.kingproxy.com/schroder and follow the on-screen instructions 3. If you vote via the Internet, you do not need to mail this proxy card	2. Mark the appropriate box(es) on this proxy card 3. Sign and date this proxy card 4. Mail your completed proxy card in the enclosed envelope

COMBINED MEETING OF SHAREHOLDERS ON
DECEMBER 3, 2010
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCHRODER CAPITAL FUNDS (DELAWARE)

The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Carin F. Muhlbaum, jointly and severally, as proxies (“Proxies”), with full power to appoint [his/her] substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Schroder Capital Funds (Delaware) (the “Trust”) held of record by the undersigned on October 20, 2010 at the Combined Meeting (the “Meeting”) of Shareholders of the Trust to be held on December 3, 2010, at 9:00 a.m., Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated October 22, 2010.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

CAPITAL-PXC-1.03

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■		FOR all nominees listed	WITHHOLD
		(except as noted on the	authority to vote for all
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		line at left)	nominees
1.	Nominees:	☐	☐
(01) Jay S. Calhoun,
(02) Margaret M. Cannella,
(03) Catherine A. Mazza, and
(04) James D. Vaughn.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD
SCHRODER-PXC-1.03